Exhibit 99.1
REALNETWORKS ANNOUNCES FIRST QUARTER 2022 FINANCIAL RESULTS

SEATTLE — May 4, 2022 - RealNetworks, Inc. (Nasdaq: RNWK), an emerging leader in AI-based software and solutions, today announced its financial results for the first quarter ended March 31, 2022.

•Revenue was $13.3 million, net loss of $(5.2) million and Adjusted EBITDA loss of $(3.8) million
•Launched SAFR SCAN, the company's first integrated hardware-software product
•Appointed Mike Cooley as President for KONTXT, Messaging, and Telecom

Management Commentary
“In March, we launched SAFR SCAN, a video door station for access control which is the company's first integrated hardware-software product in our 27-year history. SAFR SCAN delivers excellent performance, security, and reliability at less than half the price of previous competitive products. We're very encouraged by the early feedback we're hearing from industry partners and experts and we're excited to begin commercial shipments later this quarter,” said Rob Glaser, Founder, Chairman, and Chief Executive Officer of RealNetworks.

“A second major development I'm excited about is the appointment of Mike Cooley as President for KONTXT, Messaging, and Telecom. Mike has an outstanding track record of growing and building businesses in the carrier market and I believe he's the right person to drive growth and take KONTXT to the next level."

First Quarter 2022 Financial Results
•Revenue was $13.3 million, compared to $13.4 million in the prior quarter and $15.9 million in the prior year period.
•Net loss attributable to RealNetworks was $(5.2) million, or $(0.11) per diluted share, compared to a net loss of $(1.8) million, or $(0.04) per diluted share, in the prior quarter and a net loss of $(10.4) million, or $(0.27) per diluted share, in the prior year period.
•Adjusted EBITDA was a loss of $(3.8) million compared to Adjusted EBITDA loss of $(3.7) million in the prior quarter and Adjusted EBITDA loss of $(3.0) million in the prior year period.
•Strong balance sheet with unrestricted cash and cash equivalents of $21.8 million and no debt as of March 31, 2022.

Business Outlook
For the second quarter ending June 30, 2022, RealNetworks expects to achieve the following results:

•Total revenue is expected to be in the range of $11.0 million to $12.5 million.
•Adjusted EBITDA loss is expected to be in the range of $(6.0) million to $(4.5) million.

Conference Call and Webcast Information
RealNetworks will host a conference call today to review its results and discuss its performance at approximately 4:30 p.m. ET / 1:30 p.m. PT. Participants can access the conference call by dialing 1-888-221-3881 (United States) or 1-646-828-8193 (international). A telephonic replay of the call will also be available shortly after the completion of the call, until 11:59 p.m. ET on Wednesday, May 18, 2022, by dialing 1-844-512-2921 (United States) or 1-412-317-6671 (international) and entering the replay pin number: 7077659.

A live webcast will be available on RealNetworks’ Investor Relations site under the Events & Presentations section at http://investor.realnetworks.com and will be archived online upon completion of the conference call.

About RealNetworks
Building on a rich history of digital media expertise and innovation, RealNetworks has created a new generation of products that employ best-in-class artificial intelligence and machine learning to enhance and secure our daily lives. Real's portfolio includes SAFR, the world's premier computer vision platform for live video; KONTXT, an industry leading NLP (Natural Language Processing) platform for text and multi-media analysis; and leveraging its digital media expertise, a mobile games business focused on the large free-to-play segment. For information about all of our products, visit www.realnetworks.com.

About Non-GAAP Financial Measures
To supplement RealNetworks' consolidated financial information presented in accordance with GAAP in this press release, the company also discloses certain non-GAAP financial measures, including adjusted EBITDA and contribution margin by reportable segment, which management believes provide investors with useful information.

In the financial tables of our earnings press release, RealNetworks has included reconciliations of GAAP net income (loss) from continuing operations to adjusted EBITDA and operating income (loss) by reportable segment to contribution margin by reportable segment.

The rationale for management's use of non-GAAP measures is included in the supplementary materials presented with the quarterly earnings materials. Please refer to Exhibit 99.2 (“Information Regarding Non- GAAP Financial Measures”) to the company's report on Form 8-K, which is being submitted today to the SEC.

Forward-Looking Statements
This press release contains forward-looking statements that involve risks and uncertainties, including statements relating to our current expectations regarding our future growth, profitability, and market position, our financial condition and liquidity, our strategic focus and initiatives, product plans, agreements with partners, Scener’s current and future activities, and certain remaining contingencies relating to the sale of Napster. All statements contained in this press release that do not relate to matters of historical fact should be considered forward- looking statements. These statements reflect our expectations as of today, and actual results may differ materially from the results predicted. Factors that could cause actual results for RealNetworks, on a consolidated basis, to differ from the results predicted include: our ability to realize operating efficiencies, growth and other benefits from the implementation of our growth initiatives and restructuring efforts; cash usage and conservation, and the pursuit of additional funding sources; successful monetization of our products and services; competitive risks, including the emergence or growth of competing technologies, products and services; issues with the use of AI; potential outcomes and effects of claims and legal proceedings; risks associated with key customer or strategic relationships and business acquisitions and dispositions; challenges caused by the COVID-19 pandemic; disruptions in the global financial markets, including changes in consumer spending and impacts to credit availability, and fluctuations in foreign currencies; volatility of our stock price; material asset impairment; continued declines in subscription revenue; difficulty recruiting and retaining key personnel; regulatory, tax, accounting, and cross-border risks; and risks related to our governance structure. More information about potential risk factors that could affect our business and financial results is included in RealNetworks' latest annual report on Form 10-K for year ended December 31, 2021, its quarterly reports on Form 10-Q and in other reports and documents filed by RealNetworks from time to time with the Securities and Exchange Commission. The preparation of our financial statements and forward- looking financial guidance requires us to make estimates and assumptions that affect the reported amount of assets and liabilities, and revenues and expenses during the reported period. Actual results may differ materially from these estimates under different assumptions or conditions. RealNetworks assumes no obligation to update any forward-looking statements or information, which are in effect as of their respective dates.

For More Information:
Investor Relations for RealNetworks
Brian M. Prenoveau, CFA
MZ North America
561-489-5315
IR@realnetworks.com
RNWK-F

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited)

	Quarter Ended March 31,

	2022	2021

	(in thousands, except per share data)

Net revenue	$13,276	$15,888
Cost of revenue	2,736	3,679
Gross profit	10,540	12,209

Operating expenses:
Research and development	5,798	6,238
Sales and marketing	4,582	5,137
General and administrative	4,827	4,898
Fair value adjustments to contingent consideration liability	—	(1,040)
Restructuring and other charges	290	3,171

Total operating expenses	15,497	18,404

Operating loss	(4,957)	(6,195)

Other income (expenses):
Interest expense	(22)	(95)
Interest income	7	13
Loss on equity and other investments, net	(189)	(4,272)
Other income, net	19	104

Total other expenses, net	(185)	(4,250)

Loss before income taxes	(5,142)	(10,445)
Income tax expense	83	109

Net loss	(5,225)	(10,554)
Net loss attributable to noncontrolling interests	—	(106)
Net loss attributable to RealNetworks	$(5,225)	$(10,448)

Net loss per share attributable to RealNetworks- Basic	$(0.11)	$(0.27)

Net loss per share attributable to RealNetworks- Diluted	$(0.11)	$(0.27)

Shares used to compute basic net loss per share	47,276	38,502
Shares used to compute diluted net loss per share	47,276	38,502

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Unaudited)

	March 31, 2022	December 31, 2021
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$21,775	$27,109
Trade accounts receivable, net	8,182	9,556
Deferred costs, current portion	28	49
Investments	—	1,755
Prepaid expenses and other current assets	5,456	3,166
Total current assets	35,441	41,635

Equipment and software	28,246	29,464
Leasehold improvements	2,085	2,750
Total equipment, software, and leasehold improvements	30,331	32,214
Less accumulated depreciation and amortization	28,958	30,744
Net equipment, software, and leasehold improvements	1,373	1,470

Operating lease assets	4,135	3,992
Restricted cash equivalents	1,630	1,630
Other assets	2,716	2,878
Deferred tax assets, net	709	727
Goodwill	16,875	16,976

Total assets	$62,879	$69,308

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$2,272	$2,578
Accrued and other current liabilities	12,487	13,286
Deferred revenue, current portion	3,437	2,614
Total current liabilities	18,196	18,478

Deferred revenue, non-current portion	34	183
Deferred tax liabilities, net	1,115	1,132
Long-term lease liabilities	2,393	2,300
Other long-term liabilities	22	1,142

Total liabilities	21,760	23,235

Total equity	41,119	46,073

Total liabilities and equity	$62,879	$69,308

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Three Months Ended March 31,
	2022	2021
	(in thousands)

Cash flows from operating activities:
Net loss	$(5,225)	$(10,554)
Adjustment to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	190	204
Stock-based compensation	695	836
Loss on equity and other investments, net	189	4,272
Loss on impairment of operating lease assets	—	2,461
Foreign currency gain	(3)	(103)
Fair value adjustments to contingent consideration liability	—	(1,040)
Net change in certain operating assets and liabilities	(819)	(3,052)
Net cash used in operating activities	(4,973)	(6,976)
Cash flows from investing activities:
Purchases of equipment, software, and leasehold improvements	(101)	(56)
Net cash used in investing activities	(101)	(56)
Cash flows from financing activities:
Proceeds from issuance of common stock (stock options)	—	468
Tax payments from shares withheld upon vesting of restricted stock	(19)	(110)
Net cash provided by (used in) financing activities	(19)	358
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(241)	(251)
Net decrease in cash, cash equivalents and restricted cash	(5,334)	(6,925)
Cash, cash equivalents, and restricted cash, beginning of period	28,739	25,570
Cash, cash equivalents, and restricted cash, end of period	$23,405	$18,645

RealNetworks, Inc. and Subsidiaries
Supplemental Financial Information
(Unaudited)

	2022	2021
	Q1	Q4	Q3	Q2	Q1
	(in thousands)
Net Revenue by Segment
Consumer Media (A)	$2,111	$2,168	$2,763	$2,061	$3,309
Mobile Services (B)	5,640	5,680	5,772	6,356	5,980
Games (C)	5,525	5,554	5,797	6,144	6,599
Total net revenue	$13,276	$13,402	$14,332	$14,561	$15,888

Net Revenue by Product
Consumer Media
- Software License (D)	$987	$854	$1,506	$841	$1,875
- Subscription Services (E)	742	768	779	793	818
- Product Sales (F)	163	268	270	330	438
- Advertising & Other (G)	219	278	208	97	178

Mobile Services
- Software License (H)	1,531	1,616	1,459	1,931	1,391
- Subscription Services (I)	4,109	4,064	4,313	4,425	4,589

Games
- Subscription Services (J)	2,219	2,286	2,361	2,431	2,528
- Product Sales (K)	2,377	2,453	2,612	2,830	3,163
- Advertising & Other (L)	929	815	824	883	908

Total net revenue	$13,276	$13,402	$14,332	$14,561	$15,888

Net Revenue by Geography
United States	$8,187	$8,126	$9,227	$9,209	$9,932
Rest of world	5,089	5,276	5,105	5,352	5,956
Total net revenue	$13,276	$13,402	$14,332	$14,561	$15,888

Net Revenue by Segment
(A) The Consumer Media segment primarily includes revenue from the licensing of our portfolio of video codec technologies. Also included is RealPlayer and related products, such as the distribution of third-party software products, advertising on RealPlayer websites, sales of RealPlayer Plus software to consumers, and consumer subscriptions such as RealPlayer Plus and SuperPass.
(B) The Mobile Services segment primarily includes revenue from SaaS services and sales of professional services provided to mobile carriers.
(C) The Games segment primarily includes revenue from player purchases of in-game virtual goods within our free-to-play games, mobile and PC games, online games subscription services, and advertising on games sites and social network sites.
Net Revenue by Product
(D) Software licensing revenue within Consumer Media includes revenues from licenses of our video codec technologies.
(E) Subscriptions revenue within Consumer Media includes revenue from subscriptions such as our RealPlayer Plus and SuperPass offerings.
(F) Product sales within Consumer Media includes sales of RealPlayer Plus software to consumers.
(G) Advertising & other revenue within Consumer Media includes distribution of third-party software products and advertising on RealPlayer websites.
(H) Software license revenue within Mobile Services includes revenue from our facial recognition platform, SAFR, and our integrated RealTimes platform.
(I) Subscription services revenue within Mobile Services includes revenue from our messaging products, including Metcalf intercarrier messaging services and KONTXT, as well as ringback tones and related professional services provided to mobile carriers.
(J) Subscription services revenue within Games includes revenue from online games subscriptions.
(K) Product sales revenue within Games includes revenue from player purchases of in-game virtual goods, retail and wholesale games-related revenue, as well as sales of mobile games.
(L) Advertising & other revenue within Games includes advertising on games sites and social network sites.

RealNetworks, Inc. and Subsidiaries
Segment Results of Operations and Reconciliation to non-GAAP Contribution Margin
(Unaudited)

	2022	2021
	Q1	Q4	Q1
	(in thousands)
Consumer Media

Net revenue	$2,111	$2,168	$3,309
Cost of revenue	388	423	478
Gross profit	1,723	1,745	2,831

Gross margin	82%	80%	86%

Operating expenses	1,472	1,399	2,201
Operating income, a GAAP measure	$251	$346	$630
Depreciation and amortization	16	(15)	16

Contribution margin, a non-GAAP measure	$267	$331	$646

Mobile Services

Net revenue	$5,640	$5,680	$5,980
Cost of revenue	1,045	1,429	1,492
Gross profit	4,595	4,251	4,488

Gross margin	81%	75%	75%

Operating expenses	6,666	5,932	6,145
Operating loss, a GAAP measure	$(2,071)	$(1,681)	$(1,657)
Depreciation and amortization	84	78	84

Contribution margin, a non-GAAP measure	$(1,987)	$(1,603)	$(1,573)

Games

Net revenue	$5,525	$5,554	$6,599
Cost of revenue	1,295	1,521	1,705
Gross profit	4,230	4,033	4,894

Gross margin	77%	73%	74%

Operating expenses	3,999	4,672	5,098
Operating income (loss), a GAAP measure	$231	$(639)	$(204)
Depreciation and amortization	61	58	76

Contribution margin, a non-GAAP measure	$292	$(581)	$(128)

Corporate

Cost of revenue	$8	$13	$4
Gross profit	(8)	(13)	(4)

Gross margin	N/A	N/A	N/A

Operating expenses	3,360	538	4,960
Operating loss, a GAAP measure	$(3,368)	$(551)	$(4,964)
Other income (expense), net	19	(43)	104
Foreign currency (gain) loss	(3)	40	(103)
Depreciation and amortization	29	29	28
Fair value adjustments to contingent consideration liability	—	—	(1,040)
Restructuring and other charges	290	(1,777)	3,171
Stock-based compensation	695	435	836

Contribution margin, a non-GAAP measure	$(2,338)	$(1,867)	$(1,968)

RealNetworks, Inc. and Subsidiaries
Reconciliation of Net loss to adjusted EBITDA, a non-GAAP measure
(Unaudited)

	2022	2021
	Q1	Q4	Q1
	(in thousands)

Reconciliation of GAAP Net loss to adjusted EBITDA:

Net loss	$(5,225)	$(1,785)	$(10,554)
Income tax expense	83	346	109
Interest expense	22	22	95
Interest income	(7)	(7)	(13)
Loss on equity and other investments, net	189	(1,143)	4,272
Foreign currency (gain) loss	(3)	40	(103)
Depreciation and amortization	190	149	204
Fair value adjustments to contingent consideration liability	—	—	(1,040)
Restructuring and other charges	290	(1,777)	3,171
Stock-based compensation	695	435	836
Adjusted EBITDA, a non-GAAP measure	$(3,766)	$(3,720)	$(3,023)